Blue Ridge Advisors, Inc.
                               84 Villa Rd., B-37
                              Greenville, SC 29615
                         (864) 467-0072, (864) 483-0527



Dear Shareholder:

I am happy to announce that the Blue Ridge Total Return Fund has just completed its second full calendar quarter of operation. We appreciate your business and the confidence you have shown in us by joining us so early in our history. While we are happy with our initial year-to-date results through June 30 of a 9.85% return and 10.47% since our December 1997 inception, we are disappointed with our second quarter performance, a decline of 4.1%. We are, however, extremely excited about the companies we have recently been able to purchase at attractive prices and the opportunity to buy more of our current holdings.

Market Overview
Performance Table thru 6/30

SP500 Large Cap      17.71%
SP400 Midcap          8.64%
SP600 Small Cap       6.12%

The second quarter once again brought concerns about Asia's economic slowdown, El Nino, and the Year 2000 to the forefront of investor's minds. These combined economic influences have caused a stealth bear market (declines of 25% or more) in many stocks, though the major capitalization weighted averages have masked these steep declines. In a capitalization weighted index larger companies like Coke, Proctor and Gamble, GE, and Microsoft have a greater influence on performance than smaller companies.

Our Observations

The uncertainty created by Asia, El Nino, and Y2K has created a situation in which investors are acting in a scared to be in the market/ scared to be out of the market fashion. Consequently investors have been wildly bidding up the stock prices of any company whose sales appear "safe" from an economic slowdown and are "liquid" or tradable. The demand for "safe" stocks has thus favored consumer goods oriented companies and the demand for stock liquidity has favored large companies. I feel an actual example of a "safe haven stock" and an economically sensitive stock will best illustrate what we are experiencing in the portfolio and the marketplace currently.

                                   Safe Haven
PerShare                           Coco-Cola                            Increase
Data         Est.                  Recession Years
             1998     1997         1992     1991    1990          1987     87-98

Sales        8.15     7.64         5.00     4.35    3.83          2.57     317%
Earnings     1.65     1.64          .72      .61     .51           .30     550%
Cash Flow    1.95     1.92          .84      .71     .60           .36     277%
Dividends     .60      .56          .28      .24     .20           .14     429%
Book Value   3.40     2.96         1.49     1.67    1.41          1.08     315%


                             Economically Sensitive
PerShare                           Ingersoll-Rand                       Increase
Data         Est.                  Recession Years
             1998     1997         1992     1991    1990          1987     87-98

Sales        51.85    42.43        24.12    23.05   24.09         16.66    311%
Earnings      2.90     2.31          .95      .94    1.18           .66    439%
Cash Flow     4.60     3.54         1.68     1.63    1.81          1.09    305%
Dividends      .62      .57          .47      .44     .42           .35    177%
Book Value   15.15    13.99         8.24    10.50   10.03          7.13    212%


One can see in the above data that the financial performance of the "safe" Coca-Cola has indeed been better than that of the economically sensitive Ingersoll-Rand as measured by the growth in earnings, dividends, and book value. As investors, however, there is an additional question which we must answer:
Namely, how much of a premium price are we willing to pay for this less than certain premium performance? Given the market prices of 6/30/98 of Coca-Cola at $85.50 and Ingersoll-Rand $44.07 we find the current 100% premiums for safety too high. We believe the above example is reflective of the broader market. As a result, the portfolio has been, and likely will continue to be, overweighted toward solid dividend paying, though more economically sensitive issues.

Successes & Failures

One failure for the second quarter came when we began moving more of the portfolio too early into energy related issues like Texaco and Baker Hughes (oil services). Oil related issues have been trading lower as the price of crude has fallen as a result of the lower demand from Asia's economic slowdown and the unseasonably warm El Nino weather in the U.S.. We believe, however, that this setback is only temporary as Asia should eventually pull out of its economic slump and the U.S. should continue to have cold winters.

Another area of weakness for the fund was specialty chemicals: Morton International and BetzDearborn. Morton (yes, the salt people) was hurt by the now infamous El Nino, as less salt was used in the Northeast to clear roads, stairs, etc. during the winter. Specialty chemicals have also been impacted from demand shortfalls in Asia. Betz suffered from currency translation and higher expense as the company has been working to correct its Year 2000 problem.

The fund benefited in the quarter from companies not exposed to El Nino or Asia. For example, Duke Energy performed well as it benefited from the unseasonably warm weather. Airlines were also a winner for the fund, as Southwest Airlines has been the beneficiary of lower fuel cost.

In summary, we are extremely happy with the companies we own, the products we make and sell, and the prices we paid. We do expect, however, the next 6-12 months to be a difficult time as Asia continues to work through its economic slump and companies spend resources correcting the Y2K problem. We look forward to keeping you abreast of our efforts here at Blue Ridge and should you have any questions please do not hesitate to give us a call.


Sincerely,


Allen R. Gillespie
Portfolio Manager


** Information contained in this letter has been obtained from sources believed to be reliable, though neither the completeness nor accuracy of the information can be guaranteed.

                                                    BLUE RIDGE TOTAL RETURN FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 1998
                                                            (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                     Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 90.67%

        Aerospace & Defense - 2.08%
                The Boeing Company ..........................................................          600                $   28,575
                                                                                                                          ----------

        Chemicals - 5.08%
                BetzDearborn Inc. ...........................................................          800                    39,400
                Morton International Inc. ...................................................        1,000                    30,437
                                                                                                                          ----------
                                                                                                                              69,837
                                                                                                                          ----------
        Commercial Services - 1.45%
                Ogden Corporation ...........................................................          700                    19,994
                                                                                                                          ----------

        Computers - 7.89%
                Hewlett-Packard Company .....................................................          800                    49,700
                International Business Machines .............................................          500                    58,750
                                                                                                                          ----------
                                                                                                                             108,450
                                                                                                                          ----------
        Computer Software & Services - 2.90%
                First Data Corporation ......................................................        1,200                    39,900
                                                                                                                          ----------

        Diversified Operations - 5.15%
                The Seagram Company Ltd. ....................................................        1,000                    43,938
        (a)     Triarc Companies, Inc. ......................................................        1,100                    26,813
                                                                                                                          ----------
                                                                                                                              70,751
                                                                                                                          ----------
        Electronics - Semiconductor - 2.70%
                Motorola, Inc. ..............................................................          700                    37,056
                                                                                                                          ----------

        Financial - Banks, Commercial - 2.33%
                Wachovia Corporation ........................................................          400                    32,025
                                                                                                                          ----------

        Financial - Banks, Money Center - 4.62%
                First Union Corporation .....................................................          700                    38,719
                J.P. Morgan & Company Incorporated ..........................................          200                    24,837
                                                                                                                          ----------
                                                                                                                              63,556
                                                                                                                          ----------
        Food - Wholesale - 3.65%
                Richfood Holdings, Inc. .....................................................        1,100                    26,881
                SYSCO Corporation ...........................................................        1,000                    23,312
                                                                                                                          ----------
                                                                                                                              50,193
                                                                                                                          ----------
        Forest Products & Paper - 2.68%
                International Paper Company .................................................          800                    36,800
                                                                                                                          ----------



                                                                                                                         (Continued)

                                                    BLUE RIDGE TOTAL RETURN FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 1998
                                                            (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                     Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

        Household Products & Housewares - 2.67%
                Sunbeam Corporation .........................................................        1,600                $   36,700
                                                                                                                          ----------

        Imaging - 2.60%
                Eastman Kodak Company .......................................................          500                    35,687
                                                                                                                          ----------

        Insurance - Life & Health - 3.41%
                Aetna Inc. ..................................................................          600                    46,912
                                                                                                                          ----------

        Insurance - Multi-line - 2.64%
                Loews Corporation ...........................................................          400                    36,300
                                                                                                                          ----------

        Machine - Construction & Mining - 1.64%
                Ingersoll-Rand Company ......................................................          500                    22,531
                                                                                                                          ----------

        Medical - Biotechnology - 7.59%
                Abbott Laboratories .........................................................          500                    37,094
        (a)     Amgen, Inc. .................................................................          600                    36,300
                Pharmacia & Upjohn, Inc. ....................................................          700                    30,931
                                                                                                                          ----------
                                                                                                                             104,325
                                                                                                                          ----------
        Medical Supplies - 3.52%
                Johnson & Johnson ...........................................................          700                    48,344
                                                                                                                          ----------

        Metals - Diversified - 1.49%
                ASARCO Incorporated .........................................................          900                    20,419
                                                                                                                          ----------

        Oil & Gas - Equipment & Services - 2.62%
                Baker Hughes, Incorporated ..................................................        1,000                    36,000
                                                                                                                          ----------

        Oil & Gas - Exploration - 5.46%
                Pennzoil Company ............................................................          600                    34,687
                Texaco Inc. .................................................................          700                    40,425
                                                                                                                          ----------
                                                                                                                              75,112
                                                                                                                          ----------
        Restaurants & Food Service - 1.62%
                Wendy's International, Inc. .................................................          900                    22,219
                                                                                                                          ----------

        Shoes - Leather - 3.01%
                Nike, Inc. ..................................................................          900                    41,400
                                                                                                                          ----------



                                                                                                                         (Continued)

                                                    BLUE RIDGE TOTAL RETURN FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 1998
                                                            (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                     Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (Continued)

        Transportation - Miscellaneous - 1.04%
                CSX Corporation .............................................................          300                $   14,288
                                                                                                                          ----------

        Transportation - Rail - 2.78%
                Union Pacific Corporation ...................................................          500                    24,187
        (a)     Wisconsin Central Transportation Corporation ................................          600                    14,063
                                                                                                                          ----------
                                                                                                                              38,250
                                                                                                                          ----------
        Utilities - Electric - 2.10%
                Duke Energy Corporation .....................................................          500                    28,813
                                                                                                                          ----------

        Utilities - Gas - 2.47%
                Consolidated Natural Gas Company ............................................          600                    33,938
                                                                                                                          ----------

        Utilities - Telecommunications - 1.70%
                GTE Corporation .............................................................          400                    23,325
                                                                                                                          ----------

        Utilities - Water - 1.78%
        (a)     US Filter Corporation .......................................................          800                    24,400
                                                                                                                          ----------

        Total Common Stocks (Cost $1,192,853) ...............................................                              1,246,100
                                                                                                                          ----------

INVESTMENT COMPANIES - 6.21%

        Evergreen Money Market Treasury Institutional Money
                Market Fund Institutional Service Shares ....................................       66,435                    66,435
        Evergreen Money Market Treasury Institutional Treasury
                Money Market Fund Institutional Service Shares ..............................       18,956                    18,956
                                                                                                                          ----------

                Total Investment Companies (Cost $132,870) ..................................                                 85,391
                                                                                                                          ----------


Total Value of Investments (Cost $1,325,723) ........................................................        96.88%       $1,331,491
Other Assets Less Liabilities .......................................................................         3.12%           42,887
                                                                                                            ------        ----------
        Net Assets ..................................................................................       100.00%       $1,374,378
                                                                                                            ======        ==========




                                                                                                                         (Continued)

                                                    BLUE RIDGE TOTAL RETURN FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                            May 31, 1998
                                                            (Unaudited)



        (a)     Non-income producing investment.

        (b)     Aggregate  cost for  financial  reporting  and  federal  income tax  purposes is the same.  Unrealized  appreciation
                (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


                Unrealized appreciation ..............................................................          $ 57,923
                Unrealized depreciation ..............................................................           (48,545)
                                                                                                                --------

                        Net unrealized appreciation ..................................................          $  9,378
                                                                                                                ========

        At May 31, 1998,  the Fund's open options  contracts  which are  accounted for as a liability on the Statement of assets and liabilities were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Number of            Market
                Underlying security/expiration date/exercise price                        contracts written        Value
------------------------------------------------------------------------------------------------------------------------------------

                Aetna Inc./January 1999/100 ........................................               3            $    412
                The Boeing Company/July 1998/50 ....................................               6                 600
                First Data Corporation/July 1998/35 ................................              12                 975
                Ingersoll-Rand Company/December 1998/471/2 .........................               5               1,688
                International Business Machines/July 1998/115 ......................               5               3,625
                International Paper Company/January 1999/55 ........................               8               1,250
                J.P. Morgan & Company Incorporated/January 1999/140 ................               2               1,275
                Motorola, Inc./October 1998/55 .....................................               7               2,712
                Pennzoil Company/July 1998/60 ......................................               6               1,050
                Richfood Holdings, Inc./July 1998/25 ...............................              11                 825
                Texaco Inc./October 1998/70 ........................................               4                 200
                Wachovia Corporation/July 1998/90 ..................................               4                 150
                Wisconsin Central Transportation/July 1998/30 ......................               6                  38
                                                                                                                --------

                Total Call Options (Cost $18,410) ..................................                            $ 14,800
                                                                                                                ========






See accompanying notes to financial statements

                                                    BLUE RIDGE TOTAL RETURN FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                            May 31, 1998
                                                             (Unaudited)


ASSETS
       Investments, at value (cost $1,325,723) .............................................................              $1,331,491
       Cash ................................................................................................                  54,422
       Income receivable ...................................................................................                   3,265
                                                                                                                          ----------

            Total assets ...................................................................................               1,389,178
                                                                                                                          ----------


LIABILITIES
       Covered call options written, at value (premiums received $ 18,410) .................................                  14,800
                                                                                                                          ----------


NET ASSETS
       (applicable to 123,451 NL class shares outstanding; unlimited
       shares of no par value beneficial interest authorized) ..............................................              $1,374,378
                                                                                                                          ==========


NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER NL CLASS SHARE
       ($1,374,378 / 123,451 shares) .......................................................................                  $11.13
                                                                                                                          ==========


NET ASSETS CONSIST OF
       Paid-in capital .....................................................................................              $1,329,568
       Undistributed net investment income .................................................................                   1,816
       Undistributed net realized gain on investments ......................................................                  33,616
       Net unrealized appreciation on investments ..........................................................                   9,378
                                                                                                                          ----------
                                                                                                                          $1,374,378
                                                                                                                          ==========








See accompanying notes to financial statements

                                                    BLUE RIDGE TOTAL RETURN FUND

                                                       STATEMENT OF OPERATIONS

                                                    Period from December 15, 1997
                                                   (Commencement of operations) to
                                                            May 31, 1998

                                                             (Unaudited)

INVESTMENT INCOME

       Income
            Interest .......................................................................................               $  2,249
            Dividends ......................................................................................                  5,927
                                                                                                                           --------

                 Total income ..............................................................................                  8,176
                                                                                                                           --------

       Expenses
            Investment advisory fees (note 2) ..............................................................                  6,435
                                                                                                                           --------

                 Less investment advisory fees waived (note 2) .............................................                 (1,304)
                                                                                                                           --------

                 Net expenses ..............................................................................                  5,131
                                                                                                                           --------

                       Net investment income ...............................................................                  3,045
                                                                                                                           --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions ......................................................                 33,616
       Increase in unrealized appreciation on investments ..................................................                  9,378
                                                                                                                           --------

            Net realized and unrealized gain on investments ................................................                 42,994
                                                                                                                           --------

                 Net increase in net assets resulting from operations ......................................               $ 46,039
                                                                                                                           ========








See accompanying notes to financial statements

                                                    BLUE RIDGE TOTAL RETURN FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                For the period from December 15, 1997
                                                   (commencement of operations) to
                                                            May 31, 1998

                                                             (Unaudited)

INCREASE IN NET ASSETS

     Operations
         Net investment income ............................................................................              $    3,045
         Net realized gain from investment transactions ...................................................                  33,616
         Increase in unrealized appreciation on investments ...............................................                   9,378
                                                                                                                         ----------

              Net increase in net assets resulting from operations ........................................                  46,039
                                                                                                                         ----------

     Distributions to shareholders from
         Net investment income ............................................................................                  (1,229)
                                                                                                                         ----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) .............................               1,329,568
                                                                                                                         ----------

                   Total increase in net assets ...........................................................               1,374,378

NET ASSETS

     Beginning of period ..................................................................................                       0
                                                                                                                         ----------

     End of period (including undistributed net investment income .........................................              $1,374,378
                    of $1,816 at May 31, 1998)                                                                           ==========



(a) A summary of capital share activity follows:


                                                                                                -----------------------------------
                                                                                                        Shares              Value
                                                                                                -----------------------------------

Shares sold ................................................................................            123,343          $1,328,339
Shares issued for reinvestment
     of distributions ......................................................................                108               1,229
                                                                                                        -------          ----------

     Net increase ..........................................................................            123,451          $1,329,568
                                                                                                        =======          ==========









See accompanying notes to financial statements

                                                    BLUE RIDGE TOTAL RETURN FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                For the period from December 15, 1997
                                                   (commencement of operations) to
                                                            May 31, 1998

                                                             (Unaudited)

Net asset value, beginning of period ..............................................................                   $ 10.00

      Income from investment operations
           Net investment income ..................................................................                      0.03
           Net realized and unrealized gain on investments ........................................                      1.12
                                                                                                                  -----------

               Total from investment operations ...................................................                      1.15
                                                                                                                  -----------

      Distributions to shareholders from
           Net investment income ..................................................................                     (0.02)
                                                                                                                  -----------

Net asset value, end of period ....................................................................                   $ 11.13
                                                                                                                  ===========


Total return ......................................................................................                     11.47%
                                                                                                                  ===========


Ratios/supplemental data

      Net assets, end of period ...................................................................               $ 1,374,378
                                                                                                                  ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ..........................................                      1.65% (a)
           After expense reimbursements and waived fees ...........................................                      1.31% (a)

      Ratio of net investment income to average net assets
           Before expense reimbursements and waived fees ..........................................                      0.44% (a)
           After expense reimbursements and waived fees ...........................................                      0.79% (a)


      Portfolio turnover rate .....................................................................                      4.87%

      Average brokerage commission per share (b) ..................................................                  $ 0.0886

(a)   Annualized.

(b)   Represents  total  commissions  paid on portfolio  securities  divided by total  portfolio  shares  purchased or sold on which commissions were charged.




See accompanying notes to financial statements

                          BLUE RIDGE TOTAL RETURN FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  May 31, 1998
                                   (Unaudited)



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Blue Ridge Total Return Fund (the "Fund") is a diversified series of shares of beneficial interest of the Blue Ridge Funds Trust (the "Trust"). The Trust, an open-ended investment company, was organized on September 30, 1997 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek total return from a combination of capital appreciation and current income. The Fund began operations on December 15, 1997. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

              D. Distributions to Shareholders - The Fund generally declares dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending May 31.

              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.


                                                                     (Continued)

                          BLUE RIDGE TOTAL RETURN FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  May 31, 1998
                                   (Unaudited)



              F. Options Transactions - The Fund may write put and call options only if such options are considered to be covered. A written call option is considered to be covered when the writer of the call option owns throughout the option period the security on which the option is written. A written put option is considered covered when the writer of the put has deposited and maintained in a segregated account throughout the option period sufficient cash or other liquid assets in an amount equal to or greater than the exercise price of the put option. The Fund may purchase put options and purchase call options only to close open positions.

                    When the Fund writes a covered call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sales are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

                    When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant to an investment advisory agreement, Blue Ridge Advisors, Inc. (the "Manager") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Manager receives a fee at the annual rate of 1.65% of the first $20 million of the average daily net assets of the Fund and 1.20% of average daily net assets over $20 million. The Manager currently intends to voluntarily waive a portion of its fee to limit total Fund operating expenses to 1.65% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waiver will continue.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. The Administrator is compensated by the Manager and not directly by the Fund.

                                                                     (Continued)

                          BLUE RIDGE TOTAL RETURN FUND

                          NOTES TO FINANCIAL STATEMENTS

                                  May 31, 1998
                                   (Unaudited)



              North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Manager and not directly by the Fund.

              Capital Investment Group, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor may sell Fund shares to or through qualified securities dealers or others. With respect to the Class NL shares, the Distributor receives no compensation from the Fund.Certain Trustees and officers of the Trust are also officers of the Manager, the Distributor or the Administrator.


NOTE 3 - COVERED CALL OPTIONS

             As of May 31, 1998, portfolio securities valued at $443,442 were segregated by the custodian in connection with covered call options written by the Fund.

             The Fund's activity in written options for the period ended May 31, 1998 was as follows:

                                                     Number of         Contracts
                                                     Contracts          Premium
                                                     ---------         ---------
     Options outstanding at beginning of period           0              $     0
     Options sold                                       101               23,066
     Options canceled in closing transactions            15                3,242
     Options expired prior to exercise                    7                1,414
                                                        ---              -------

     Options outstanding at end of period                79              $18,410
                                                        ===              =======


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $2,676,113 and $3,755,245, respectively, for the period ended May 31, 1998.